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                                    FORM 8-K
                                    --------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF L934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       February 11, 1994
                                                -------------------------------

First Chicago Corporation
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                                 1-6052                 36-2669970
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(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
  OF INCORPORATION)                     FILE NUMBER)         IDENTIFICATION NO.)


One First National Plaza,  Chicago, IL                               60670
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   312-732-4000
                                                     ------------
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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(c)  Exhibits.
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The Exhibits listed below and attached hereto are hereby filed in connection with the Registrant's Registration Statement on Form S-3 (File No. 33-65904).


Exhibit                             Description of
Number                                 Exhibit
- -------                             --------------

 1(e) Form of Underwriting Agreement for Debt Exchangeable for Common Stock/SM/ (DECS/SM/)

 4(c)(2) Form of First Supplemental Indenture dated as of February 1, 1994, between the Registrant and Norwest Bank Minnesota, National Association, as Trustee

 4(f)(7) Form of 5 1/2% Exchangeable Notes Due February 15, 1997 (each a "DECS/SM/")


Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              First Chicago Corporation
                              --------------------------
                              (REGISTRANT)



Date:  February 11, 1994     By /s/ David P. Bolger
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                             Title:  Senior Vice President and
                                     Treasurer